CONSENT AND ACKNOWLEDGEMENT OF ASSIGNMENT AND RELEASE

The undersigned, HEMIWEDGE INDUSTRIES INC. (formerly called SHUMATE INDUSTRIES INC.), a Delaware corporation, SHUMATE MACHINE WORKS, INC., a Texas corporation, HEMIWEDGE VALVE CORPORATION, a Texas corporation, RUSS CLARK and MATTHEW C. FLEMMING (hereinafter collectively, the “Borrowers”) consent to the terms and conditions of that certain Assignment of Note, Loan Documents and Security Interests, dated of even date herewith, by and among Stillwater National Bank and Trust Company (the “Assignor”), Eads Investments I, LLC and D. Bradley McWilliams (“Assignment Agreement”) and to the consummation of the transactions described therein.  The Borrowers acknowledge that the “Note” and “SNB Loan Documents,” as such terms are defined in the Assignment Agreement, are binding and enforceable against the Borrowers  in accordance with all stated terms, and that the Borrowers have no defenses or rights of offset against the enforcement of the Note or the SNB Loan Documents in accordance with all stated terms.  The Borrowers hereby release and discharge the Assignor from any and all claims, rights, demands, suits, causes of action, losses, costs, obligations, liabilities and expenses of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, arising out of or relating to any statements, representations acts or omissions, intentional, willful, negligent or innocent, by the Assignor occurring on or prior to the date hereof, and in any way connected with, relating to or affecting, directly or indirectly, the Assigned Rights (as such term is defined in the Assignment Agreement), the indebtedness of the Borrowers to the Assignor, the property securing the indebtedness of the Borrowers to Assignor, the relationship of Assignor and the Borrowers, the business of the Borrowers or of the administration by the Assignor of the Note or the SNB Loan Documents.  The Borrowers confirm that the calculation of the loan balance as set forth and defined in the Assignment Agreement, is true, accurate and complete as set forth in the Assignment Agreement, and that the Borrowers do, in fact, owe the stated amount of principal and interest set forth in such calculation.

IN WITNESS WHEREOF, this Consent and Acknowledgement of Assignment is executed effective as of this ____ day of June, 2010.

HEMIWEDGE INDUSTRIES, INC., a Delaware corporation

By:
Name: Matthew C. Flemming
Title: Chief Financial Officer

SHUMATE MACHINE WORKS, INC. a Texas corporation

By:
Name: Matthew C. Flemming
Title: Chief Financial Officer

HEMIWEDGE VALVE CORPORATION, a Texas corporation

By:
Name: _______________________________
Title: _______________________________

By:
Name: Russ Clarke
Individually

By:
Name: Matthew C. Fleming
Individually